Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of First Defiance Financial Corp. (the “Registrant”) on Form 10-K/A for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Small, Chairman, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ William J. Small
Name:	William J. Small
Title:	Chairman, President and
Chief Executive Officer

Date: February 18, 2011

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.